Exhibit 10.9

Power of Attorney Agreement

This Power of Attorney Agreement (this “Agreement”) is made and executed bo and between the following parties on January 29, 2019 in the People’s Republic of China

Party A: Sixiang Wuxian (Beijing) Technology Co., Ltd., with its registered address at Room 715, the 7th floor, Fangxing Mansion, Haidian District, Beijing

Party B: Xiaoke Yin, with her identity card number of [NUMBER]

In this Agreement, each of Party A and Party B shall be hereinafter refer to as a “Party” respectively and as the “Parties” collectively.

WHEREAS:

1.	Party B is a holder of 20% of the entire registered capital in Zhihui Qiyuan (Beijing) Technology Co., Ltd. (the “Zhihui Qiyuan”) (“Party B’s Shareholding”)

2.	The Parties agree to execute the Control Documents including the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Share Pledge Agreement and this Agreement, etc.

Party B hereby irrevocably authorizes and entrust Party A to exercise the following rights relating to Party B’s Shareholding during the term of this power of attorney:

Party A is hereby authorized to act in behalf of Party B as Party B’s exclusive agent and attorney with respect to all maters concerning Party B’s Shareholding, including without limitation to: (a)attend shareholder’s meetings of Zhihui Qiyuan; (b)exercise all the shareholder’s rights and shareholder’s voting rights Party B is entitled to under the laws of China and articles of Association of Zhihui Qiyuan, including but not limited to the sale or transfer or pledge or disposition of Party B’s Shareholding in part or in whole; and (c) designate and appoint on behalf of Party B the legal representative(chairperson), the director, the executive director, the supervisor, the chief executive officer and other senior management members of Zhihui Qiyuan.

Without limiting to the generality of the powers granted hereunder, Party A shall have the power and authority under this Agreement to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which Party B is required to be a party, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which Party B is a Party.

All the actions associated with Party B’s Shareholding conducted by Party A shall be deemed as Party B’s own actions, and all the documents related to Party B’s Shareholding executed by Party A shall be deemed to be executed by Party B. Party B hereby acknowledge and ratify those actions and/or documents by Party A.

Party A is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to Party B or obtaining Party B’s consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Agreement, so long as Party B is a shareholder of Zhihui Qiyuan.

During the term of this Agreement, Party B hereby waive all the rights associated with Party B’s Shareholding, which have been authorized to Party A through this Agreement, and shall not exercise such rights by itself.

Party A hereby covenants and warrants that it shall obtain prior consent of the board of directors of Party A (including the consent of the directors appointed by the investors) before Party A exercises the above rights with respect to the equity interests in Party B each time. Without the prior consent of the board of directors of Party A or the ratification thereafter (including the consent of the directors appointed by the investors), Party A’s exercise of such rights shall be invalid from the beginning and Party A shall indemnify Party B for all losses suffered thereby.

Any dispute arising from the interpretation and performance of this Agreement shall be first resolved by the Parties through friendly consultation. If the Parties fail to agree upon the resolution of a dispute within 30 days after any Party makes a request to the other Parties for the resolution of the dispute through consultation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the Commission’s arbitration rules then in effect. The arbitration venue shall be Beijing, and the language to be used in the Arbitration proceeding shall be Chinese. The arbitration award shall be final and binding on both Parties.

This Agreement is written in the Chinese language in duplicate with each Party holding one copy. And the copies shall have the same legal effect.

(The following is left blank intentionally)

[Signature Page to Power of Attorney]

Party A: Sixiang Wuxian (Beijing) Technology Co., Ltd (SEAL)

By:
Name:
Title:

Party B: Xiaoke Yin

By:	/s/ Xiaoke Yin

Power of Attorney Agreement

This Power of Attorney Agreement ( this “Agreement”) is made and executed bo and between the following parties on January 29, 2019 in the People’s Republic of China

Party A: Sixiang Wuxian (Beijing) Technology Co., Ltd., with its registered address at Room 715, the 7th floor, Fangxing Mansion, Haidian District, Beijing

Party B: Beijing Junwei Technology Co., Ltd, with its registered address at 1003-06, 10/F, 6 Zhongguancun South Street, Haidian District, Beijing and having XIE Yong as its legal representative;

In this Agreement, each of Party A and Party B shall be hereinafter refer to as a “Party” respectively and as the “Parties” collectively.

WHEREAS:

1.	Party B is a holder of 80% of the entire registered capital in Zhihui Qiyuan (Beijing) Technology Co., Ltd. (the “Zhihui Qiyuan”)(“Party B’s Shareholding”)

2.	The Parties agree to execute the Control Documents including the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Equity Pledge Agreement and this Agreement, etc.

Party B hereby irrevocably authorizes and entrust Party A to exercise the following rights relating to Party B’s Shareholding during the term of this power of attorney:

Party A is hereby authorized to act in behalf of Party B as Party B’s exclusive agent and attorney with respect to all maters concerning Party B’s Shareholding, including without limitation to: (a)attend shareholder’s meetings of Zhihui Qiyuan; (b)exercise all the shareholder’s rights and shareholder’s voting rights Party B is entitled to under the laws of China and articles of Association of Zhihui Qiyuan, including but not limited to the sale or transfer or pledge or disposition of Party B’s Shareholding in part or in whole; and (c) designate and appoint on behalf of Party B the legal representative(chairperson), the director, the executive director, the supervisor, the chief executive officer and other senior management members of Zhihui Qiyuan.

Without limiting to the generality of the powers granted hereunder, Party A shall have the power and authority under this Agreement to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which Party B is required to be a party, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which Party B is a Party.

All the actions associated with Party B’s Shareholding conducted by Party A shall be deemed as Party B’s own actions, and all the documents related to Party B’s Shareholding executed by Party A shall be deemed to be executed by Party B. Party B hereby acknowledge and ratify those actions and/or documents by Party A.

Party A is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to Party B or obtaining Party B’s consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Agreement, so long as Party B is a shareholder of Zhihui Qiyuan.

During the term of this Agreement, Party B hereby waive all the rights associated with Party B’s Shareholding, which have been authorized to Party A through this Agreement, and shall not exercise such rights by itself.

Party A hereby covenants and warrants that it shall obtain prior consent of the board of directors of Party A (including the consent of the directors appointed by the investors) before Party A exercises the above rights with respect to the equity interests in Party B each time. Without the prior consent of the board of directors of Party A or the ratification thereafter (including the consent of the directors appointed by the investors), Party A’s exercise of such rights shall be invalid from the beginning and Party A shall indemnify Party B for all losses suffered thereby.

Any dispute arising from the interpretation and performance of this Agreement shall be first resolved by the Parties through friendly consultation. If the Parties fail to agree upon the resolution of a dispute within 30 days after any Party makes a request to the other Parties for the resolution of the dispute through consultation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the Commission’s arbitration rules then in effect. The arbitration venue shall be Beijing, and the language to be used in the Arbitration proceeding shall be Chinese. The arbitration award shall be final and binding on both Parties.

This Agreement is written in the Chinese language in duplicate with each Party holding one copy. And the copies shall have the same legal effect.

(The following is left blank intentionally)

[Signature Page to Power of Attorney]

Party A: Sixiang Wuxian (Beijing) Technology Co., Ltd (SEAL)

By:
Name:
Title:

[Signature Page to Power of Attorney]

Party B: Beijing Junwei Technology Co., Ltd (Seal)

By:
Name:
Title:

Spousal Consent Letter

I, Jie Kou, with the Identity Card Number of [NUMBER], is the legal spouse of YIN Xiaoke. I hereby unconditionally and irrevocably agree to execute the following documents (the “Transaction Documents”) on January 29, 2019 and agree to dispose of the equity interest in Zhihui Qiyuan (Beijing) Technology Co., Ltd.(the “Domestic Company”) held by YIN Xiaoke and registered under her name.

(1)	Share Pledge Agreement entered into by the Sixiang Wuxian (Beijing) Technology Co., Ltd.(hereinafter referred to as “WFOE”), Domestic Company and all registered shareholders of Domestic Company on January 29, 2019;

(2)	Exclusive Option Agreement entered into by the WFOE, Domestic Company and all registered shareholders of Domestic Company

(3)	Power of Attorney Agreements executed by Xiaoke Yin.

I hereby confirm that I am not entitled to any interest in the equity interests in the Domestic Company and covenant not to make any claim with respect to the equity interests in the Domestic Companies. I hereby further acknowledge that Xiaoke Yin’s performance of, and any further amendment to or termination of the Transaction Documents are not subject to my authorization or consent.

I covenant that I will take all necessary actions, including execution of all necessary documents to ensure that the Transaction Documents (as amended from time to time) will be duly performed.

I hereby agree and undertake that if I acquire any equity interests in the Domestic Company for any reason, I shall be bound by the Transaction Documents, and comply with the obligations of shareholders in the Domestic Company under the Transaction Documents, and for such purpose, I shall execute a series of documents in substantially form of the Transaction Documents (as amended from time to time).

(The following is left blank intentionally)

/s/ Jie Kou
Name: Jie Kou